QUARTERLY BUSINESS SEGMENT INFORMATION
(Unaudited, and in millions)

Three months ended March 31, 2025	Protein Solutions	Prepared Food and Beverage Solutions	Total
Revenue	$377.7	$476.4
Less:
Cost of sales	247.3	314.3
Research and development	19.7	9.5
Other segment items (1)	76.6	101.1
Add:
Depreciation and amortization	28.4	26.6
Segment Adjusted EBITDA (2)	$62.5	$78.1	$140.6
Less:
Interest (income)			(1.4)
Interest expense			42.4
Other (income)			(2.0)
Pension expense, other than service cost			146.8
Restructuring related costs			10.6
M&A related costs			74.4
Depreciation and amortization			60.6
Unallocated amounts:
Corporate expense (3)			28.4
Income (loss) from continuing operations before income taxes			$(219.2)
(1) Other segment items for each reportable segment include operating expenses, which primarily consist of selling, general and administrative expenses and corporate and shared service expenses allocated to each segment based upon benefits received. Other segment items exclude the impact of restructuring, M&A and other one-time related costs as they do not reflect the ongoing operations of the underlying business.
(2) Total segment Adjusted EBITDA excludes unallocated corporate expenses and therefore is not equivalent to consolidated total Adjusted EBITDA, which was previously disclosed in JBT Marel's Q1 2025 financial results furnished with the Company's Form 8-K filed on May 5, 2025.
(3) Corporate expense is primarily comprised of unallocated selling, general and administrative expenses and activity that does not meet the criteria of a reportable segment. Corporate expense excludes the impact of depreciation and amortization, restructuring, M&A and other one-time related and non-operating costs shown separately in the table above.

QUARTERLY BUSINESS SEGMENT INFORMATION
(Unaudited, and in millions)

Three months ended June 30, 2025	Protein Solutions	Prepared Food and Beverage Solutions	Total
Revenue	$421.5	$513.3
Less:
Cost of sales	270.1	330.5
Research and development	20.6	9.7
Other segment items (1)	88.0	111.5
Add:
Depreciation and amortization	43.4	31.9
Segment Adjusted EBITDA (2)	$86.2	$93.5	$179.7
Less:
Interest (income)			(2.8)
Interest expense			31.8
Other (income)			(3.0)
Loss on investment			10.6
Pension expense, other than service cost			0.2
Restructuring related costs			5.6
M&A related costs			20.0
Depreciation and amortization			82.5
Unallocated amounts:
Corporate expense (3)			23.5
Income from continuing operations before income taxes			$11.6
(1) Other segment items for each reportable segment include operating expenses, which primarily consist of selling, general and administrative expenses and corporate and shared service expenses allocated to each segment based upon benefits received. Other segment items exclude the impact of restructuring, M&A and other one-time related costs as they do not reflect the ongoing operations of the underlying business.
(2) Total segment Adjusted EBITDA excludes unallocated corporate expenses and therefore is not equivalent to consolidated total Adjusted EBITDA, which was previously disclosed in JBT Marel's Q2 2025 financial results furnished with the Company's Form 8-K filed on August 5, 2025.
(3) Corporate expense is primarily comprised of unallocated selling, general and administrative expenses and activity that does not meet the criteria of a reportable segment. Corporate expense excludes the impact of depreciation and amortization, restructuring, M&A and other one-time related and non-operating costs shown separately in the table above.

QUARTERLY BUSINESS SEGMENT INFORMATION
(Unaudited, and in millions)

Three months ended September 30, 2025	Protein Solutions	Prepared Food and Beverage Solutions	Total
Revenue	$440.8	$560.5
Less:
Cost of sales	268.6	372.9
Research and development	21.6	9.1
Other segment items (1)	72.6	108.0
Add:
Depreciation and amortization	16.0	31.9
Segment Adjusted EBITDA (2)	$94.0	$102.4	$196.4
Less:
Interest (income)			(3.4)
Interest expense			24.7
Other (income)			(3.1)
Pension expense, other than service cost			0.2
Restructuring related costs			7.4
M&A related costs			5.8
Depreciation and amortization			55.4
Unallocated amounts:
Corporate expense (3)			25.5
Income from continuing operations before income taxes			$83.7
(1) Other segment items for each reportable segment include operating expenses, which primarily consist of selling, general and administrative expenses and corporate and shared service expenses allocated to each segment based upon benefits received. Other segment items exclude the impact of restructuring, M&A and other one-time related costs as they do not reflect the ongoing operations of the underlying business.
(2) Total segment Adjusted EBITDA excludes unallocated corporate expenses and therefore is not equivalent to consolidated total Adjusted EBITDA, which was previously disclosed in JBT Marel's Q3 2025 financial results furnished with the Company's Form 8-K filed on November 3, 2025.
(3) Corporate expense is primarily comprised of unallocated selling, general and administrative expenses and activity that does not meet the criteria of a reportable segment. Corporate expense excludes the impact of depreciation and amortization, restructuring, M&A and other one-time related and non-operating costs shown separately in the table above.

FY 2024 BUSINESS SEGMENT INFORMATION
(Unaudited, and in millions)

Twelve months ended December 31, 2024	Protein Solutions	Prepared Food and Beverage Solutions	Total
Revenue	$168.7	$1,547.3
Less:
Cost of sales	92.0	997.5
Research and development	3.2	17.7
Other segment items (1)	29.6	304.3
Add:
Depreciation and amortization	13.6	73.4
Segment Adjusted EBITDA (2)	$57.5	$301.2	$358.7
Less:
Interest (income)			(23.7)
Interest expense			19.4
Pension expense, other than service cost			27.3
Restructuring related costs			1.4
M&A related costs			85.9
Depreciation and amortization			89.4
Unallocated amounts:
Corporate expense (3)			63.6
Income from continuing operations before income taxes			$95.4
(1) Other segment items for each reportable segment include operating expenses, which primarily consist of selling, general and administrative expenses and corporate and shared service expenses allocated to each segment based upon benefits received. Other segment items exclude the impact of restructuring, M&A and other one-time related costs as they do not reflect the ongoing operations of the underlying business.
(2) Total segment Adjusted EBITDA excludes unallocated corporate expenses and therefore is not equivalent to consolidated total Adjusted EBITDA, which was previously disclosed in JBT Marel's full year 2024 financial results furnished with the Company's Form 8-K filed on February 24, 2025.
(3) Corporate expense is primarily comprised of unallocated selling, general and administrative expenses and activity that does not meet the criteria of a reportable segment. Corporate expense excludes the impact of depreciation and amortization, restructuring, M&A and other one-time related and non-operating costs shown separately in the table above.

FY 2023 BUSINESS SEGMENT INFORMATION
(Unaudited, and in millions)

Twelve months ended December 31, 2023	Protein Solutions	Prepared Food and Beverage Solutions	Total
Revenue	$187.8	$1,476.6
Less:
Cost of sales	108.5	970.2
Research and development	4.9	15.7
Other segment items (1)	30.6	287.2
Add:
Depreciation and amortization	13.9	74.0
Segment Adjusted EBITDA (2)	$57.7	$277.5	$335.2
Less:
Interest (income)			(13.4)
Interest expense			24.3
Pension expense, other than service cost			0.7
Restructuring related costs			11.4
M&A related costs			6.0
Depreciation and amortization			91.3
Unallocated amounts:
Corporate expense (3)			61.8
Income from continuing operations before income taxes			$153.1
(1) Other segment items for each reportable segment include operating expenses, which primarily consist of selling, general and administrative expenses and corporate and shared service expenses allocated to each segment based upon benefits received. Other segment items exclude the impact of restructuring, M&A and other one-time related costs as they do not reflect the ongoing operations of the underlying business.
(2) Total segment Adjusted EBITDA excludes unallocated corporate expenses and therefore is not equivalent to consolidated total Adjusted EBITDA, which was previously disclosed in JBT Marel's full year 2023 financial results furnished with the Company's Form 8-K filed on February 20, 2024.
(3) Corporate expense is primarily comprised of unallocated selling, general and administrative expenses and activity that does not meet the criteria of a reportable segment. Corporate expense excludes the impact of depreciation and amortization, restructuring, M&A and other one-time related and non-operating costs shown separately in the table above.